SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                            May 15, 1998

                       UNITED SHIELDS CORPORATION

       (Exact name of Registrant as specified in its Charter)

Colorado                      33-11062-D            84-1049047
(State or other jurisdiction (Commission         (IRS Employer
of incorporation)             File No.)      Identification
Number)


655 Eden Park Drive, Suite 260, Cincinnati, Ohio        45202
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (513) 241-7470

                                 N/A
(Former name or former address, if changed since last report)


Item 8.  Change in Fiscal Year

     On May 8, 1998, the Board of Directors of the Company passed a resolution to change the fiscal year of the Company from a calendar year to a 52/53 week fiscal year. The report covering the transition period will be filed on the Form 10-QSB on May 20, 1998.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      UNITED SHIELDS CORPORATION





Date: May 20, 1998       By: /s/ T.J. Tully
                               T.J. Tully
                               Chairman of the Board and Chief
                              Executive Officer

                    By: /s/ Beverly R. Gill
                               Beverly R. Gill
                               Chief Financial Officer